UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 3, 2011

Killbuck Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Ohio	000-24147	34-1700284
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

165 North Main Street
Killbuck, Ohio 44637
(Address of principal executive offices)

Registrant's telephone number, including area code: (330) 276-2771

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁭ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁭ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁭ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁭ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 3, 2011, Kenneth E. Taylor agreed to take an indefinite and unpaid leave of absence from the Company’s Board of Directors to focus his attention on personal legal matters.  The agreed-upon leave of absence constitutes neither Mr. Taylor’s permanent resignation nor his permanent removal from the Board at this time.  Upon the final resolution of Mr. Taylor’s pending matters, the Company’s Board of Directors has agreed to reassess the status of his position thereupon to determine whether a full reinstatement or his permanent resignation is in the best interests of the Company.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

Killbuck Bancshares, Inc.

Date: October 7, 2011	By:	/s/ Craig Lawhead
Craig Lawhead
President and Chief Executive Officer

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